UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Short Duration Diversified Income Fund (EVG)

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2019

Eaton Vance

Short Duration Diversified Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	49

Federal Tax Information	50

Notice to Shareholders	51

Dividend Reinvestment Plan	52

Management and Organization	54

Important Notices	57

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets generally delivered strong performance during the 12 months ended October 31, 2019. Although stocks were volatile early in the period, major U.S. and international equity indexes finished the year with strong gains. Returns were also positive across investment-grade and higher yielding sectors of the fixed-income market, driven by a global trend of declining interest rates. Credit spreads generally narrowed on U.S. investment-grade corporate bonds and emerging market debt but widened on U.S. high yield securities.

The year ended October 31, 2019 was characterized by slowing global economic growth and escalation in the U.S.-China trade conflict. In response, major central banks shifted toward more accommodative policies to bolster their respective economies. After raising interest rates in December 2018, the U.S. Federal Reserve Board (the Fed) lowered rates three times from July through October 2019 and stopped reducing the size of its balance sheet. Many foreign central banks joined the Fed in cutting rates, including the European Central Bank, which also announced plans to restart bond purchases. Chinese authorities held interest rates steady but trimmed bank reserve requirements.

Global macroeconomic conditions were generally supportive of emerging markets during the year. As U.S. interest rates declined, and as rates fell further into negative territory in several developed non-U.S. markets, emerging market yields became more attractive. Improving fundamentals in a number of emerging market countries contributed to the favorable backdrop.

As a whole, the 12-months ended October 31, 2019 was marked by strong performance across U.S. bond markets. Higher-rated8 bonds generally outperformed lower-rated bonds while longer-duration9 issues outperformed shorter-duration issues during the period. The U.S. floating-rate loan market delivered positive performance during the period with the S&P/LSTA Leveraged Loan Index,2 a broad barometer of the U.S. loan market, posting a total return of 2.67% for the year. The period opened on a weak technical footing as retail loan fund redemptions in November and December 2018 weighed on prices. Although the New Year brought renewed investor appetite for the asset class and performance improved from January through early spring, subsequent performance was muted in the summertime as a result of the low interest rate environment.

Fund Performance

For its fiscal year ended October 31, 2019, Eaton Vance Short Duration Diversified Income Fund (the Fund) returned 4.93% at net asset value (NAV), underperforming its blended benchmark — 33.33% S&P/LSTA Leveraged Loan Index, 33.33% ICE BofAML U.S. Mortgage-Backed Securities Index and 33.34% J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified (the Blended Index) — which returned 8.65% for the year.

The performance of the Fund’s non-U.S. investments, which included a mix of derivative positions and bonds, was positive overall, but trailed the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified (EMD Index) during the period. Relative positive contributions to performance of the Fund’s foreign investments resulted from credit positions in the governments of Ukraine, Barbados, Bahrain, Lebanon and Kenya. The non-U.S. investments portion of the Fund maintains a structural, short-duration approach. As U.S. Treasury yields fell sharply over the period, the EMD Index received a boost to returns that this portion of the Fund did not. Other relative detractors came from credit positions in the governments of Argentina, Indonesia, Ecuador, and Turkey. In general, emerging markets debt instruments outperformed most fixed-income asset classes during the period, with the EMD Index returning 14.35%. In particular, many countries with idiosyncratic fundamental improvement stories — like those that contributed to positive performance — were able to generate strong positive returns during the year.

The Fund’s investments in mortgage-backed securities (MBS) contributed positively to the Fund’s performance during the period, but trailed the ICE BofAML U.S. Mortgage-Backed Securities Index (the MBS Index) for the year. The Fund’s agency MBS investments had a shorter duration than the MBS Index, which detracted from relative results during the period when 10-year U.S. Treasury yields fell 145 basis points. Additionally, the Fund’s high-coupon agency MBS detracted from performance relative to the MBS Index, as prepayments increased more than prepayments on lower coupon agency MBS. The MBS Index is primarily composed of lower coupon agency MBS.

The Fund’s exposure to floating-rate corporate loans was also a positive contribution to returns for the year, although the performance of this allocation trailed the S&P/LSTA Leveraged Loan Index (the Loan Index) during the period. From a credit quality standpoint, the allocation effect of the Fund’s loan holdings contributed to its relative performance. Specifically, the Fund’s emphasis on loans rated BB and B, and its underweight exposure to CCC- and D-rated loans, helped performance during the period. Loans rated CCC and D trailed the overall market significantly. At the industry level, however, loan selection in retail detracted from performance versus the Loan Index, as did loan selection in home furnishings and financial intermediaries.

The Fund’s allocations off the Blended Index to high yield corporate bonds, collateralized loan obligations and commercial MBS were also positive contributors to the Fund’s performance over the period. Additionally, the Fund’s use of leverage6 contributed to returns relative to the Blended Index, which does not employ leverage, and amplified the return of the Fund’s underlying portfolio during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Performance2,3

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Catherine C. McDermott, Andrew Szczurowski, CFA, Eric Stein, CFA and Sarah C. Orvin, CFA. Effective November 1, 2019, Mr. Page is no longer a member of the portfolio management team.

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	02/28/2005	4.93%	4.68%	5.02%
Fund at Market Price	—	10.87	5.30	5.35
Blended Index	—	8.65%	4.02%	5.09%

% Premium/Discount to NAV[4]
				–9.02%

Distributions[5]
Total Distributions per share for the period				$0.840
Distribution Rate at NAV				6.20%
Distribution Rate at Market Price				6.81%

% Total Leverage[6]
Derivatives				23.26%
Borrowings				18.93

Fund Profile

Asset Allocation (% of total leveraged assets)7

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML U.S. Mortgage-Backed Securities Index is an unmanaged index of fixed rate residential mortgage pass-through securities issued by U.S. agencies. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2019, J.P. Morgan Chase & Co. All rights reserved. The Blended Index consists of 33.33% S&P/LSTA Leveraged Loan Index, 33.33% ICE BofAML U.S. Mortgage-Backed Securities Index and 33.34% J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, if applicable, the returns would be lower.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Total leveraged assets include all assets of the Fund (including those acquired with financial leverage) and derivatives held by the Fund. Asset Allocation as a percentage of the Fund’s net assets amounted to 173.0%. Please refer to the definition of total leveraged assets within the Notes to Financial Statements included herein.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

4

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments

Senior Floating-Rate Loans — 30.0%(1)
Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.6%

Dynasty Acquisition Co., Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	65	$65,221

TransDigm, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023	957	954,206

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 22, 2024	485	482,427

		$1,501,854

Automotive — 0.8%

Adient US, LLC

Term Loan, 6.78%, (3 mo. USD LIBOR + 4.25%), Maturing May 6, 2024	100	$97,672

AutoKiniton US Holdings, Inc.

Term Loan, 8.16%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025	123	118,500

Dayco Products, LLC

Term Loan, 6.37%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023	171	151,390

Goodyear Tire & Rubber Company (The)

Term Loan - Second Lien, 3.97%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2025	383	377,264

IAA, Inc.

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.25%), Maturing June 28, 2026	99	99,053

Panther BF Aggregator 2 L.P.

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026	550	543,118

Tenneco, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	521	476,772

Thor Industries, Inc.

Term Loan, 5.81%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026	150	146,314

		$2,010,083

Beverage and Tobacco — 0.1%

Flavors Holdings, Inc.

Term Loan, 7.85%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020	294	$264,660

		$264,660

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses — 0.0%(2)

OZ Management L.P.

Term Loan, 6.69%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023	20	$20,025

		$20,025

Building and Development — 1.2%

American Builders & Contractors Supply Co., Inc.

Term Loan, Maturing January 15, 2027(3)	350	$350,036

APi Group DE, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026	225	226,172

Brookfield Property REIT, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	149	146,400

Core & Main L.P.

Term Loan, 4.81%, (USD LIBOR + 2.75%), Maturing August 1, 2024(4)	173	169,232

CPG International, Inc.

Term Loan, 5.93%, (3 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	384	379,719

DTZ U.S. Borrower, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	792	795,337

NCI Building Systems, Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	99	95,985

Quikrete Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	433	431,408

RE/MAX International, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	391	390,110

Summit Materials Companies I, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	123	123,215

		$3,107,614

Business Equipment and Services — 3.1%

Acosta Holdco, Inc.

Term Loan, 7.00%, (3 mo. USD Prime + 2.25%), Maturing September 26, 2021	374	$114,382

AlixPartners, LLP

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024	49	49,282

5	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Allied Universal Holdco, LLC

Term Loan, 4.25%, Maturing July 10, 2026(5)	43	$42,559

Term Loan, 6.51%, (6 mo. USD LIBOR + 4.25%), Maturing July 10, 2026	432	429,843

AppLovin Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025	323	320,457

ASGN Incorporated

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing April 2, 2025	72	72,130

Bracket Intermediate Holding Corp.

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025	124	122,358

Camelot U.S. Acquisition 1 Co.

Term Loan, Maturing October 25, 2026(3)	225	225,750

Ceridian HCM Holding, Inc.

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025	223	223,551

Change Healthcare Holdings, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing March 1, 2024	915	911,329

Cypress Intermediate Holdings III, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024	220	216,858

EAB Global, Inc.

Term Loan, 5.74%, (USD LIBOR + 3.75%), Maturing November 15, 2024(4)	197	194,538

EIG Investors Corp.

Term Loan, 5.88%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023	484	460,238

Garda World Security Corporation

Term Loan, Maturing October 17, 2026(3)	175	174,234

IG Investment Holdings, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	428	422,424

IRI Holdings, Inc.

Term Loan, 6.62%, (3 mo. USD LIBOR + 4.50%), Maturing December 1, 2025	223	209,914

Iron Mountain, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	123	121,740

J.D. Power and Associates

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023	170	170,331

KAR Auction Services, Inc.

Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026	100	100,521

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Kronos Incorporated

Term Loan, 5.25%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023		1,022	$1,020,482

KUEHG Corp.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025		314	310,958

Term Loan - Second Lien, 10.35%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025		50	50,000

Monitronics International, Inc.

Term Loan, 8.60%, (3 mo. USD LIBOR + 6.50%), Maturing March 29, 2024		201	178,184

PGX Holdings, Inc.

Term Loan, 7.04%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020		318	282,151

Pre-Paid Legal Services, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025		67	66,307

Prime Security Services Borrower, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 3.25%), Maturing September 23, 2026		256	247,789

Red Ventures, LLC

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing November 8, 2024		237	236,528

Spin Holdco, Inc.

Term Loan, 5.25%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022		603	587,403

Techem Verwaltungsgesellschaft 675 mbH

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing July 31, 2025	EUR	222	249,176

Tempo Acquisition, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		147	146,918

West Corporation

Term Loan, 5.93%, (USD LIBOR + 4.00%), Maturing October 10, 2024(4)		172	144,248

			$8,102,583

Cable and Satellite Television — 1.5%

Charter Communications Operating, LLC

Term Loan, 3.58%, (1 mo. USD LIBOR + 1.75%), Maturing February 1, 2027		540	$543,144

CSC Holdings, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		448	446,351

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		149	148,242

6	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

CSC Holdings, LLC (continued)

Term Loan, 4.33%, (2 mo. USD LIBOR + 2.50%), Maturing April 15, 2027		198	$197,499

MCC Iowa, LLC

Term Loan, 3.82%, (1 week USD LIBOR + 2.00%), Maturing January 15, 2025		164	164,964

Numericable Group S.A.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		317	307,369

Radiate Holdco, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		172	170,182

Telenet Financing USD, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026		425	425,221

Virgin Media Bristol, LLC

Term Loan, 4.42%, (3 mo. USD LIBOR + 2.50%), Maturing January 31, 2028		650	647,969

Virgin Media SFA Finance Limited

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing January 31, 2029	EUR	175	194,832

Ziggo Secured Finance Partnership

Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		625	618,638

			$3,864,411

Chemicals and Plastics — 1.5%

Axalta Coating Systems US Holdings, Inc.

Term Loan, 3.85%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		361	$361,177

Emerald Performance Materials, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		330	327,621

Ferro Corporation

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		49	48,309

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		50	49,360

Gemini HDPE, LLC

Term Loan, 4.43%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		336	335,179

H.B. Fuller Company

Term Loan, 3.85%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024		271	270,544

Hexion, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing July 1, 2026		125	124,687

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

INEOS Enterprises Holdings Limited

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing August 28, 2026	EUR	25	$27,894

Ineos US Finance, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing March 31, 2024		516	511,074

Kraton Polymers, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025		71	70,634

Messer Industries GmbH

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.50%), Maturing March 1, 2026		174	172,892

Platform Specialty Products Corporation

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing January 30, 2026		99	99,731

PQ Corporation

Term Loan, 4.43%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025		289	289,677

Pregis TopCo Corporation

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing July 31, 2026		100	98,750

Spectrum Holdings III Corp.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		112	95,704

Starfruit Finco B.V.

Term Loan, 5.19%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		364	355,780

Tata Chemicals North America, Inc.

Term Loan, 4.88%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020		161	160,928

Tronox Finance, LLC

Term Loan, 4.66%, (USD LIBOR + 2.75%), Maturing September 23, 2024(4)		468	464,759

			$3,864,700

Containers and Glass Products — 0.4%

Berlin Packaging, LLC

Term Loan, 5.00%, (USD LIBOR + 3.00%), Maturing November 7, 2025(4)		25	$24,033

Berry Global, Inc.

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.50%), Maturing July 1, 2026		150	150,355

BWAY Holding Company

Term Loan, 5.23%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		235	229,284

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)

Consolidated Container Company, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024	245	$241,642

Flex Acquisition Company, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025	220	208,401

Pelican Products, Inc.

Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025	99	93,319

		$947,034

Cosmetics / Toiletries — 0.1%

KIK Custom Products, Inc.

Term Loan, 5.80%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023	296	$279,279

		$279,279

Drugs — 1.3%

Akorn, Inc.

Term Loan, 8.06%, (7.31% Cash (1 mo. USD LIBOR + 6.25%), 0.75% PIK), Maturing April 16, 2021	163	$151,123

Alkermes, Inc.

Term Loan, 4.41%, (3 mo. USD LIBOR + 2.25%), Maturing March 23, 2023	70	69,953

Amneal Pharmaceuticals, LLC

Term Loan, 5.31%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	518	397,807

Arbor Pharmaceuticals, Inc.

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023	248	227,081

Bausch Health Companies, Inc.

Term Loan, 4.92%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025	751	754,463

Catalent Pharma Solutions, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing May 18, 2026	124	124,711

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 6.06%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	758	696,146

Horizon Pharma, Inc.

Term Loan, 4.56%, (1 mo. USD LIBOR + 2.50%), Maturing May 22, 2026	331	331,856

Mallinckrodt International Finance S.A.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	701	550,979

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Drugs (continued)

Mallinckrodt International Finance S.A. (continued)

Term Loan, 5.18%, (3 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	234	$183,455

		$3,487,574

Ecological Services and Equipment — 0.2%

EnergySolutions, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025	173	$162,660

GFL Environmental, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing May 30, 2025	346	345,159

		$507,819

Electronics / Electrical — 3.5%

Almonde, Inc.

Term Loan, 5.70%, (USD LIBOR + 3.50%), Maturing June 13, 2024(4)	396	$379,125

Applied Systems, Inc.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024	417	415,827

Avast Software B.V.

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing September 29, 2023	94	94,297

Banff Merger Sub, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025	372	347,331

Blackhawk Network Holdings, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing June 15, 2025	123	122,622

Canyon Valor Companies, Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023	116	116,546

Cohu, Inc.

Term Loan, 5.20%, (6 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	99	94,297

CommScope, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026	275	270,961

ECI Macola/Max Holding, LLC

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024	123	122,337

Electro Rent Corporation

Term Loan, 6.94%, (USD LIBOR + 5.00%), Maturing January 31, 2024(4)	219	220,043

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Epicor Software Corporation

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	25	$24,504

EXC Holdings III Corp.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024	74	72,490

Financial & Risk US Holdings, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing October 1, 2025	174	174,791

Flexera Software, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing February 26, 2025	25	24,689

GlobalLogic Holdings, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 1, 2025	65	65,077

Go Daddy Operating Company, LLC

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing February 15, 2024	607	608,788

Hyland Software, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024	172	171,335

Infoblox, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023	143	143,231

Informatica, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022	449	449,794

MA FinanceCo., LLC

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021	815	811,275

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	25	24,009

Microchip Technology Incorporated

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025	216	216,662

MTS Systems Corporation

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023	94	94,399

NCR Corporation

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 28, 2026	150	151,171

Renaissance Holding Corp.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025	173	167,484

Seattle Spinco, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	167	162,139

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

SkillSoft Corporation

Term Loan, 6.95%, (6 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	669	$536,472

SolarWinds Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	172	172,032

Solera, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	123	121,919

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	177	177,468

SS&C Technologies, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	271	271,865

SurveyMonkey, Inc.

Term Loan, 5.54%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	218	216,711

Tibco Software, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 4.00%), Maturing June 30, 2026	147	146,495

TriTech Software Systems

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	124	113,207

Uber Technologies

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	315	310,373

Term Loan, 5.91%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	222	219,299

Ultimate Software Group, Inc. (The)

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	250	250,833

Ultra Clean Holdings, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	113	110,123

Verifone Systems, Inc.

Term Loan, 6.14%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	173	163,143

Vero Parent, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 16, 2024	221	215,768

Vungle, Inc.

Term Loan, 7.30%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026	100	98,625

Western Digital Corporation

Term Loan, 3.75%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	304	303,193

		$8,972,750

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.4%

Avolon TLB Borrower 1 (US), LLC

Term Loan, 3.60%, (1 mo. USD LIBOR + 1.75%), Maturing January 15, 2025	471	$473,172

Delos Finance S.a.r.l.

Term Loan, 3.85%, (3 mo. USD LIBOR + 1.75%), Maturing October 6, 2023	354	355,628

Flying Fortress, Inc.

Term Loan, 3.85%, (3 mo. USD LIBOR + 1.75%), Maturing October 30, 2022	233	234,296

IBC Capital Limited

Term Loan, 5.90%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023	74	73,182

		$1,136,278

Financial Intermediaries — 1.3%

Aretec Group, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025	199	$185,904

Citco Funding, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023	647	643,936

Claros Mortgage Trust, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 3.25%), Maturing August 10, 2026	125	125,313

Clipper Acquisitions Corp.

Term Loan, 3.75%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024	172	171,508

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(6)	474	192,114

EIG Management Company, LLC

Term Loan, 5.55%, (1 mo. USD LIBOR + 3.75%), Maturing February 22, 2025	49	49,312

FinCo. I, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022	147	147,376

Focus Financial Partners, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024	421	422,658

Franklin Square Holdings L.P.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025	74	74,667

Greenhill & Co., Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024	146	141,863

GreenSky Holdings, LLC

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025	197	194,291

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Guggenheim Partners, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023	187	$184,750

Harbourvest Partners, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing March 3, 2025	67	66,576

LPL Holdings, Inc.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing September 23, 2024	244	244,846

StepStone Group L.P.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing March 27, 2025	99	98,746

Victory Capital Holdings, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing July 1, 2026	181	182,292

Walker & Dunlop, Inc.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing November 7, 2025	124	124,579

		$3,250,731

Food Products — 0.7%

Alphabet Holding Company, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	368	$336,538

CHG PPC Parent, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025	74	73,877

Del Monte Foods, Inc.

Term Loan, 5.39%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021	118	102,202

Hearthside Food Solutions, LLC

Term Loan, 5.47%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025	99	91,739

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	50	46,896

HLF Financing S.a.r.l.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025	149	149,137

Jacobs Douwe Egberts International B.V.

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025	233	233,876

JBS USA Lux S.A.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing May 1, 2026	697	699,817

Nomad Foods Europe Midco Limited

Term Loan, 4.16%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024	197	196,609

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Products (continued)

Post Holdings, Inc.

Term Loan, 3.83%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024	11	$10,596

		$1,941,287

Food Service — 0.4%

Aramark Services, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025	140	$140,337

IRB Holding Corp.

Term Loan, 5.22%, (3 mo. USD LIBOR + 3.25%), Maturing February 5, 2025	272	270,017

KFC Holding Co.

Term Loan, 3.63%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025	170	170,364

Restaurant Technologies, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	25	24,905

US Foods, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023	123	123,630

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing September 13, 2026	250	251,094

		$980,347

Food / Drug Retailers — 0.1%

Albertsons, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing November 17, 2025	133	$133,444

Diplomat Pharmacy, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024	79	71,515

		$204,959

Health Care — 2.5%

ADMI Corp.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 30, 2025	247	$243,481

Alliance Healthcare Services, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023	120	105,785

athenahealth, Inc.

Term Loan, 6.68%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026	224	222,474

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

Athletico Management, LLC

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025	74	$74,624

Avantor, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 21, 2024	76	76,478

BW NHHC Holdco, Inc.

Term Loan, 6.80%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	148	122,944

CHG Healthcare Services, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	436	435,874

Concentra, Inc.

Term Loan, 4.54%, (3 mo. USD LIBOR + 2.50%), Maturing June 1, 2022	74	73,692

DaVita, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing August 12, 2026	125	125,524

Ensemble RCM, LLC

Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026	75	75,122

Envision Healthcare Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	672	546,350

Gentiva Health Services, Inc.

Term Loan, 5.56%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	340	341,111

Greatbatch Ltd.

Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing October 27, 2022	96	96,746

Hanger, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025	148	148,258

Inovalon Holdings, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025	164	164,396

IQVIA, Inc.

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024	258	259,438

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025	221	221,373

MPH Acquisition Holdings, LLC

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	351	330,629

Navicure, Inc.

Term Loan, 5.87%, (1 mo. USD LIBOR + 4.00%), Maturing October 22, 2026	150	148,875

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

One Call Corporation

Term Loan, 7.41%, (3 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	200	$172,229

Ortho-Clinical Diagnostics S.A.

Term Loan, 5.31%, (3 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	512	489,823

Parexel International Corporation

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	353	337,804

Phoenix Guarantor, Inc.

Term Loan, 6.49%, (1 mo. USD LIBOR + 4.50%), Maturing March 5, 2026	274	274,255

Select Medical Corporation

Term Loan, 4.58%, (USD LIBOR + 2.50%), Maturing March 6, 2025(4)	324	323,282

Surgery Center Holdings, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	147	142,406

Tecomet, Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2024	122	121,233

U.S. Anesthesia Partners, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024	221	211,714

Verscend Holding Corp.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	223	223,361

Wink Holdco, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024	319	312,727

		$6,422,008

Home Furnishings — 0.2%

Serta Simmons Bedding, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.50%), Maturing November 8, 2023	778	$460,576

		$460,576

Industrial Equipment — 1.2%

Altra Industrial Motion Corp.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025	91	$91,275

Apex Tool Group, LLC

Term Loan, 7.29%, (1 mo. USD LIBOR + 5.50%), Maturing August 1, 2024	359	342,205

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Clark Equipment Company

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing May 18, 2024		185	$185,405

CPM Holdings, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025		50	48,705

DexKo Global, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024		122	120,838

EWT Holdings III Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024		752	753,125

Filtration Group Corporation

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		237	237,157

Gardner Denver, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		144	144,857

Gates Global, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		365	357,942

LTI Holdings, Inc.

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026		25	24,000

Pro Mach Group, Inc.

Term Loan, 4.60%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2025		25	23,342

Quimper AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	275	306,746

Robertshaw US Holding Corp.

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2025		148	133,344

Titan Acquisition Limited

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		419	397,170

			$3,166,111

Insurance — 1.2%

Alliant Holdings Intermediate, LLC

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025		243	$237,442

Term Loan, 5.17%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025		75	73,702

AmWINS Group, Inc.

Term Loan, 4.58%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		198	198,545

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)

Asurion, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		753	$754,450

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		412	412,468

Term Loan - Second Lien, 8.29%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		100	100,667

Hub International Limited

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		716	701,955

NFP Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		49	48,130

Sedgwick Claims Management Services, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025		174	168,857

USI, Inc.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		392	381,036

			$3,077,252

Leisure Goods / Activities / Movies — 1.5%

AMC Entertainment Holdings, Inc.

Term Loan, 5.23%, (6 mo. USD LIBOR + 3.00%), Maturing April 22, 2026		274	$273,710

Amer Sports Oyj

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing March 30, 2026	EUR	525	584,983

Ancestry.com Operations, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026		125	111,595

Bombardier Recreational Products, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025		802	801,971

ClubCorp Holdings, Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		269	237,791

Crown Finance US, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing February 28, 2025		246	243,141

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026		225	223,523

Delta 2 (LUX) S.a.r.l.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024		110	108,449

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Emerald Expositions Holding, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		165	$157,449

Lindblad Expeditions, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		77	77,458

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		308	309,833

NASCAR Holdings, Inc.

Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing October 19, 2026		125	125,773

SRAM, LLC

Term Loan, 4.60%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024		185	185,678

Steinway Musical Instruments, Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing February 14, 2025		123	121,740

Travel Leaders Group, LLC

Term Loan, 5.82%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		123	122,975

Vue International Bidco PLC

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing June 14, 2026	EUR	106	119,070

Term Loan, Maturing June 18, 2026(3)	EUR	19	21,410

			$3,826,549

Lodging and Casinos — 1.0%

Aristocrat Technologies, Inc.

Term Loan, 3.72%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		84	$84,098

CityCenter Holdings, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024		416	416,475

Golden Nugget, Inc.

Term Loan, 4.69%, (USD LIBOR + 2.75%), Maturing October 4, 2023(4)		241	241,139

GVC Holdings PLC

Term Loan, 4.45%, (6 mo. USD LIBOR + 2.25%), Maturing March 29, 2024		148	148,150

Hanjin International Corp.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		75	74,813

MGM Growth Properties Operating Partnership L.P.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025		362	363,232

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Playa Resorts Holding B.V.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024	367	$359,001

Stars Group Holdings B.V. (The)

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025	517	519,612

VICI Properties 1, LLC

Term Loan, 3.85%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024	239	239,755

Wyndham Hotels & Resorts, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025	198	198,972

		$2,645,247

Nonferrous Metals / Minerals — 0.1%

Murray Energy Corporation

DIP Loan, 13.00%, (1 mo. USD LIBOR + 11.00%), Maturing July 29, 2020	83	$83,223

Term Loan, 0.00%, Maturing October 17, 2022(6)	349	123,862

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2020(6)	75	4,518

Oxbow Carbon, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023	91	91,193

		$302,796

Oil and Gas — 0.9%

Ameriforge Group, Inc.

Term Loan, 9.10%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022	77	$76,558

Apergy Corporation

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	36	35,453

Blackstone CQP Holdco L.P.

Term Loan, 5.66%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	150	149,313

Buckeye Partners L.P.

Term Loan, Maturing November 15, 2026(3)	400	402,312

CITGO Petroleum Corporation

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing March 28, 2024	373	374,058

Fieldwood Energy, LLC

Term Loan, 7.18%, (3 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	196	160,678

Matador Bidco S.a.r.l.

Term Loan, Maturing June 12, 2026(3)	75	75,094

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

McDermott Technology Americas, Inc.

Term Loan, Maturing October 21, 2021(3)	100	$100,000

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing May 9, 2025	172	105,641

Prairie ECI Acquiror L.P.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	122	118,955

PSC Industrial Holdings Corp.

Term Loan, 5.67%, (1 mo. USD LIBOR + 3.75%), Maturing October 11, 2024	123	122,710

Sheridan Investment Partners II L.P.

DIP Loan, 8.86%, (1 mo. USD LIBOR + 7.00%), Maturing March 19, 2020(4)	63	63,166

DIP Loan, 8.92%, (1 mo. USD LIBOR + 7.00%), Maturing March 19, 2020	63	63,166

Term Loan, 0.00%, Maturing December 16, 2020(6)	24	11,842

Term Loan, 0.00%, Maturing December 16, 2020(6)	65	31,754

Term Loan, 0.00%, Maturing December 16, 2020(6)	466	228,270

Sheridan Production Partners I, LLC

Term Loan, 0.00%, Maturing November 15, 2019(6)	17	13,010

Term Loan, 0.00%, Maturing November 15, 2019(6)	27	21,299

Term Loan, 0.00%, Maturing November 15, 2019(6)	207	160,737

UGI Energy Services, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026	150	150,373

		$2,464,389

Publishing — 0.3%

Ascend Learning, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	172	$170,571

Getty Images, Inc.

Term Loan, 6.31%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	149	145,990

Harland Clarke Holdings Corp.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	179	140,095

LSC Communications, Inc.

Term Loan, 7.29%, (1 week USD LIBOR + 5.50%), Maturing September 30, 2022	140	115,262

ProQuest, LLC

Term Loan, Maturing October 23, 2026(3)	275	275,516

Tweddle Group, Inc.

Term Loan, 6.30%, (1 mo. USD LIBOR + 4.50%), Maturing September 17, 2023	40	35,947

		$883,381

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television — 0.5%

Diamond Sports Group, LLC

Term Loan, 5.08%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026	450	$452,531

Entercom Media Corp.

Term Loan, 4.55%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	128	127,962

Entravision Communications Corporation

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	142	138,301

Gray Television, Inc.

Term Loan, 4.51%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	99	99,622

Hubbard Radio, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing March 28, 2025	98	97,751

iHeartCommunications, Inc.

Term Loan, 6.03%, (1 mo. USD LIBOR + 4.00%), Maturing May 1, 2026	93	93,891

Mission Broadcasting, Inc.

Term Loan, 4.28%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	48	47,886

Nexstar Broadcasting, Inc.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	240	240,992

Sinclair Television Group, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	100	100,275

		$1,399,211

Retailers (Except Food and Drug) — 0.8%

Ascena Retail Group, Inc.

Term Loan, 6.31%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	238	$131,657

Bass Pro Group, LLC

Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	245	235,445

BJ’s Wholesale Club, Inc.

Term Loan, 4.67%, (1 mo. USD LIBOR + 2.75%), Maturing February 3, 2024	161	160,923

CDW, LLC

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing October 13, 2026	551	552,550

David’s Bridal, Inc.

Term Loan, 9.61%, (3 mo. USD LIBOR + 7.50%), Maturing July 17, 2023	47	40,162

Term Loan, 10.11%, (3 mo. USD LIBOR + 8.00%), Maturing January 18, 2024	177	74,020

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

Global Appliance, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	143	$137,574

Hoya Midco, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	170	165,974

J. Crew Group, Inc.

Term Loan, 4.91%, (USD LIBOR + 3.00%), Maturing March 5, 2021(4)(7)	516	406,433

LSF9 Atlantis Holdings, LLC

Term Loan, 7.94%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	165	154,352

Pier 1 Imports (U.S.), Inc.

Term Loan, 5.70%, (6 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	95	23,924

		$2,083,014

Steel — 0.4%

Atkore International, Inc.

Term Loan, 4.86%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	232	$231,887

GrafTech Finance, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	345	331,431

Neenah Foundry Company

Term Loan, 8.47%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	107	104,562

Phoenix Services International, LLC

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	123	113,891

Zekelman Industries, Inc.

Term Loan, 4.07%, (1 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	147	147,407

		$929,178

Surface Transport — 0.2%

1199169 B.C. Unlimited Liability Company

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	35	$35,065

PODS, LLC

Term Loan, 4.67%, (1 mo. USD LIBOR + 2.75%), Maturing December 6, 2024	98	96,837

Stena International S.a.r.l.

Term Loan, 5.11%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	260	253,053

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Surface Transport (continued)

XPO Logistics, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025		100	$100,299

			$485,254

Telecommunications — 1.3%

CenturyLink, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025		811	$804,652

Digicel International Finance Limited

Term Loan, 5.34%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		123	104,636

Global Eagle Entertainment, Inc.

Term Loan, 9.53%, (USD LIBOR + 7.50%), Maturing January 6, 2023(4)		210	181,098

Intelsat Jackson Holdings S.A.

Term Loan, 6.43%, (6 mo. USD LIBOR + 4.50%), Maturing January 2, 2024		250	253,844

IPC Corp.

Term Loan, 6.43%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		181	150,786

Matterhorn Telecom S.A.

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing September 30, 2026	EUR	75	84,231

Onvoy, LLC

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		122	102,680

Plantronics, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025		180	179,199

Sprint Communications, Inc.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024		609	603,530

Syniverse Holdings, Inc.

Term Loan, 6.92%, (2 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		148	134,175

Telesat Canada

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023		835	837,388

			$3,436,219

Utilities — 0.7%

Brookfield WEC Holdings, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2025		323	$320,950

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)

Calpine Construction Finance Company L.P.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025	166	$166,437

Calpine Corporation

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	419	419,587

Granite Acquisition, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	458	459,074

Lightstone Holdco, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	7	6,623

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	126	117,427

Talen Energy Supply, LLC

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.75%), Maturing July 8, 2026	125	123,750

USIC Holdings, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing December 8, 2023	172	167,902

Vistra Operations Company, LLC

Term Loan, 3.83%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2025	139	139,777

		$1,921,527

Total Senior Floating-Rate Loans (identified cost $81,447,628)		$77,946,700

Corporate Bonds & Notes — 18.2%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.8%

Bombardier, Inc.

6.00%, 10/15/22(8)	487	$477,260

6.125%, 1/15/23(8)	113	110,740

TransDigm, Inc.

6.50%, 7/15/24	250	259,063

6.50%, 5/15/25	1,000	1,041,250

6.25%, 3/15/26(8)	179	192,201

		$2,080,514

Automotive — 0.5%

Navistar International Corp.

6.625%, 11/1/25(8)	385	$394,625

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Automotive (continued)

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.

6.25%, 5/15/26 (8)	129	$136,701

8.50%, 5/15/27 (8)	736	741,520

		$1,272,846

Building and Development — 0.6%

Advanced Drainage Systems, Inc.

5.00%, 9/30/27(8)	19	$19,475

Builders FirstSource, Inc.

5.625%, 9/1/24(8)	105	109,463

Core & Main Holdings, L.P.

8.625%, (8.625% Cash or 9.375% PIK), 9/15/24(8)(9)	69	68,914

Five Point Operating Co., L.P./Five Point Capital Corp.

7.875%, 11/15/25(8)	84	79,604

Greystar Real Estate Partners, LLC

5.75%, 12/1/25(8)	187	195,415

Reliance Intermediate Holdings, L.P.

6.50%, 4/1/23(8)	675	695,250

Standard Industries, Inc.

6.00%, 10/15/25(8)	350	369,250

		$1,537,371

Business Equipment and Services — 0.9%

EIG Investors Corp.

10.875%, 2/1/24	960	$974,400

KAR Auction Services, Inc.

5.125%, 6/1/25(8)	222	232,822

Prime Security Services Borrower, LLC/Prime Finance, Inc.

9.25%, 5/15/23(8)	12	12,647

ServiceMaster Co., LLC (The)

7.45%, 8/15/27	1,000	1,126,250

West Corp.

8.50%, 10/15/25(8)	81	61,560

		$2,407,679

Cable and Satellite Television — 1.1%

Altice France SA

7.375%, 5/1/26(8)	355	$381,037

5.50%, 1/15/28(8)	200	204,250

Security	Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

Altice Luxembourg SA

10.50%, 5/15/27(8)	360	$408,150

CCO Holdings, LLC/CCO Holdings Capital Corp.

5.50%, 5/1/26(8)	1,000	1,056,250

4.75%, 3/1/30(8)	75	76,594

CSC Holdings, LLC

7.50%, 4/1/28(8)	500	565,000

5.75%, 1/15/30(8)	200	210,750

TEGNA, Inc.

5.00%, 9/15/29(8)	74	75,110

		$2,977,141

Conglomerates — 0.3%

Spectrum Brands, Inc.

5.00%, 10/1/29(8)	530	$543,250

TMS International Holding Corp.

7.25%, 8/15/25(8)	399	331,170

		$874,420

Containers and Glass Products — 0.5%

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

7.00%, 7/15/24(8)	1,332	$1,381,117

		$1,381,117

Distribution & Wholesale — 0.0%

Performance Food Group, Inc.

5.50%, 10/15/27(8)	69	$73,313

		$73,313

Diversified Services — 0.2%

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC

7.125%, 7/31/26(8)	460	$478,400

		$478,400

Drugs — 0.4%

Bausch Health Americas, Inc.

8.50%, 1/31/27(8)	63	$71,033

Bausch Health Cos., Inc.

5.875%, 5/15/23(8)	165	168,011

9.00%, 12/15/25(8)	338	381,872

5.75%, 8/15/27(8)	31	33,742

17	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Drugs (continued)

Catalent Pharma Solutions, Inc.

4.875%, 1/15/26(8)	400	$415,000

		$1,069,658

Ecological Services and Equipment — 0.8%

Covanta Holding Corp.

5.875%, 7/1/25	1,000	$1,041,250

GFL Environmental, Inc.

5.375%, 3/1/23(8)	152	157,130

7.00%, 6/1/26(8)	160	170,000

8.50%, 5/1/27(8)	475	523,687

Waste Pro USA, Inc.

5.50%, 2/15/26(8)	137	142,138

		$2,034,205

Electronics / Electrical — 1.1%

Energizer Holdings, Inc.

7.75%, 1/15/27(8)	700	$777,000

Infor (US), Inc.

6.50%, 5/15/22	1,000	1,017,500

Perusahaan Listrik Negara PT

5.25%, 10/24/42(10)	1,000	1,107,500

Sensata Technologies, Inc.

4.375%, 2/15/30(8)	45	45,422

		$2,947,422

Energy — 0.0%(2)

Sunoco, L.P./Sunoco Finance Corp.

4.875%, 1/15/23	75	$77,156

		$77,156

Financial Intermediaries — 0.3%

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.

6.25%, 2/1/22	645	$661,931

		$661,931

Financial Services — 0.3%

Debt and Asset Trading Corp.

1.00%, 10/10/25(10)	1	$824,150

		$824,150

Security		Principal Amount* (000’s omitted)	Value

Food Products — 0.3%

Dole Food Co., Inc.

7.25%, 6/15/25(8)		118	$112,985

Iceland Bondco PLC

5.035%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(8)(11)	GBP	35	45,204

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.

5.50%, 1/15/30(8)		537	579,960

Post Holdings, Inc.

5.625%, 1/15/28(8)		85	91,269

			$829,418

Food Service — 0.1%

Yum! Brands, Inc.

4.75%, 1/15/30(8)		142	$149,278

			$149,278

Health Care — 1.2%

Eagle Holding Co. II, LLC

7.75%, (7.75% Cash or 8.50% PIK), 5/15/22(8)(9)		360	$366,300

HCA, Inc.

5.875%, 2/1/29		753	854,655

Kinetic Concepts, Inc./KCI USA, Inc.

12.50%, 11/1/21(8)		439	461,477

MPH Acquisition Holdings, LLC

7.125%, 6/1/24(8)		691	647,813

WellCare Health Plans, Inc.

5.25%, 4/1/25		635	666,948

5.375%, 8/15/26(8)		113	120,486

			$3,117,679

Industrial Equipment — 0.0%(2)

Colfax Corp.

6.00%, 2/15/24(8)		36	$38,385

6.375%, 2/15/26(8)		59	64,015

			$102,400

Insurance — 0.4%

Hub International, Ltd.

7.00%, 5/1/26(8)		1,000	$1,032,500

			$1,032,500

18	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Internet Software & Services — 0.3%

Netflix, Inc.

5.875%, 11/15/28	230	$253,862

Riverbed Technology, Inc.

8.875%, 3/1/23(8)	858	398,970

		$652,832

Leisure Goods / Activities / Movies — 0.8%

AMC Entertainment Holdings, Inc.

6.125%, 5/15/27	2,000	$1,818,750

Mattel, Inc.

6.75%, 12/31/25(8)	33	34,609

Viking Cruises, Ltd.

5.875%, 9/15/27(8)	320	340,800

		$2,194,159

Lodging and Casinos — 1.6%

Caesars Resort Collection, LLC/CRC Finco, Inc.

5.25%, 10/15/25(8)	657	$674,246

ESH Hospitality, Inc.

4.625%, 10/1/27(8)	91	91,464

Golden Entertainment, Inc.

7.625%, 4/15/26(8)	43	45,311

Golden Nugget, Inc.

8.75%, 10/1/25(8)	526	554,930

Hilton Domestic Operating Co., Inc.

4.25%, 9/1/24	55	56,100

Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.

4.625%, 4/1/25	1,000	1,030,000

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.

10.25%, 11/15/22(8)	585	621,562

MGM Growth Properties Operating Partnership, L.P./ MGP Finance Co-Issuer, Inc.

5.75%, 2/1/27(8)	44	49,775

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC

7.00%, 7/15/26(8)	500	540,625

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.

5.25%, 5/15/27(8)	278	290,163

Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp.

5.125%, 10/1/29(8)	89	93,172

		$4,047,348

Security	Principal Amount* (000’s omitted)	Value

Media — 0.2%

Nexstar Broadcasting, Inc.

5.625%, 7/15/27(8)	62	$65,546

Scripps Escrow, Inc.

5.875%, 7/15/27(8)	477	489,975

		$555,521

Nonferrous Metals / Minerals — 0.4%

First Quantum Minerals, Ltd.

7.25%, 4/1/23(8)	834	$840,776

New Gold, Inc.

6.25%, 11/15/22(8)	89	89,445

		$930,221

Oil and Gas — 2.1%

Archrock Partners L.P./Archrock Partners Finance Corp.

6.875%, 4/1/27(8)	250	$259,350

Ascent Resources Utica Holdings, LLC/ARU Finance Corp.

10.00%, 4/1/22(8)	550	523,215

Brazos Valley Longhorn, LLC/Brazos Valley Longhorn Finance Corp.

6.875%, 2/1/25	56	44,240

Cheniere Energy Partners, L.P.

4.50%, 10/1/29(8)	93	95,209

Great Western Petroleum, LLC/Great Western Finance Corp.

9.00%, 9/30/21(8)	1,000	817,500

Hilcorp Energy I, L.P./Hilcorp Finance Co.

5.00%, 12/1/24(8)	240	214,272

5.75%, 10/1/25(8)	2	1,795

6.25%, 11/1/28(8)	419	356,150

Nine Energy Service, Inc.

8.75%, 11/1/23(8)	238	180,880

Parsley Energy, LLC/Parsley Finance Corp.

6.25%, 6/1/24(8)	1,000	1,043,750

Petroleos Mexicanos

6.50%, 3/13/27	1,100	1,168,750

Tervita Escrow Corp.

7.625%, 12/1/21(8)	620	613,800

		$5,318,911

19	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Pipelines — 0.1%

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.

5.625%, 5/1/27(8)	83	$83,832

EnLink Midstream, LLC

5.375%, 6/1/29	71	63,190

		$147,022

Publishing — 0.4%

Laureate Education, Inc.

8.25%, 5/1/25(8)	975	$1,062,750

		$1,062,750

Radio and Television — 0.5%

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/24(8)	425	$468,297

iHeartCommunications, Inc.

6.375%, 5/1/26	27	29,296

8.375%, 5/1/27	49	52,916

Sirius XM Radio, Inc.

4.625%, 7/15/24(8)	124	129,890

5.50%, 7/1/29(8)	500	541,563

		$1,221,962

Retailers (Except Food and Drug) — 0.1%

Party City Holdings, Inc.

6.125%, 8/15/23(8)	275	$277,063

		$277,063

Steel — 0.3%

Allegheny Technologies, Inc.

7.875%, 8/15/23	700	$764,960

Infrabuild Australia Pty, Ltd.

12.00%, 10/1/24(8)	73	74,578

		$839,538

Surface Transport — 0.3%

Park Aerospace Holdings, Ltd.

5.50%, 2/15/24(8)	350	$385,227

XPO Logistics, Inc.

6.125%, 9/1/23(8)	346	357,245

		$742,472

Security	Principal Amount* (000’s omitted)	Value

Technology — 0.4%

Dell International, LLC/EMC Corp.

7.125%, 6/15/24(8)	895	$950,042

		$950,042

Telecommunications — 0.8%

CenturyLink, Inc.

7.50%, 4/1/24	66	$75,075

CommScope Technologies, LLC

5.00%, 3/15/27(8)	333	273,892

Connect Finco S.a.r.l./Connect US Finco, LLC

6.75%, 10/1/26(8)	200	207,500

Hughes Satellite Systems Corp.

6.625%, 8/1/26	470	509,950

Sprint Capital Corp.

6.875%, 11/15/28	191	207,713

Sprint Communications, Inc.

6.00%, 11/15/22	25	26,500

Sprint Corp.

7.875%, 9/15/23	605	669,281

ViaSat, Inc.

5.625%, 4/15/27(8)	62	65,469

		$2,035,380

Utilities — 0.1%

AES Corp. (The)

5.50%, 4/15/25	14	$14,574

Calpine Corp.

5.75%, 1/15/25	104	106,990

5.25%, 6/1/26(8)	75	78,281

TerraForm Power Operating, LLC

4.25%, 1/31/23(8)	45	46,575

5.00%, 1/31/28(8)	70	74,179

		$320,599

Total Corporate Bonds & Notes (identified cost $47,132,859)		$47,224,418

20	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Foreign Government Securities — 11.8%
Security		Principal Amount* (000’s omitted)	Value

Angola — 0.5%

Republic of Angola

8.25%, 5/9/28(10)		1,230	$1,287,853

Total Angola			$1,287,853

Bahamas — 0.7%

Commonwealth of Bahamas

5.75%, 1/16/24(10)		1,800	$1,890,000

Total Bahamas			$1,890,000

Bahrain — 0.4%

Kingdom of Bahrain

6.75%, 9/20/29(10)		483	$551,818

7.00%, 10/12/28(10)		472	545,736

Total Bahrain			$1,097,554

Barbados — 0.3%

Government of Barbados

6.625%, 12/5/35(6)(10)		855	$613,206

7.25%, 12/15/21(6)(10)		300	214,860

Total Barbados			$828,066

Benin — 0.8%

Benin Government International Bond

5.75%, 3/26/26(10)	EUR	1,760	$2,026,723

Total Benin			$2,026,723

Colombia — 0.5%

Republic of Colombia

5.00%, 6/15/45		1,050	$1,225,623

Total Colombia			$1,225,623

Ecuador — 0.5%

Republic of Ecuador

7.875%, 3/27/25(10)		1,280	$1,216,000

Total Ecuador			$1,216,000

Egypt — 1.7%

Arab Republic of Egypt

4.75%, 4/11/25(10)	EUR	100	$115,724

4.75%, 4/16/26(10)	EUR	512	586,931

6.375%, 4/11/31(10)	EUR	1,005	1,168,093

Security	Principal Amount* (000’s omitted)	Value

Egypt (continued)

Arab Republic of Egypt (continued)

8.50%, 1/31/47(10)	1,500	$1,583,064

8.70%, 3/1/49(10)	940	1,010,016

Total Egypt		$4,463,828

El Salvador — 1.0%

Republic of El Salvador

6.375%, 1/18/27(10)	1,168	$1,227,872

7.125%, 1/20/50(10)	742	755,541

7.65%, 6/15/35(10)	252	275,313

8.25%, 4/10/32(10)	120	138,601

8.625%, 2/28/29(10)	268	318,588

Total El Salvador		$2,715,915

Fiji — 0.4%

Republic of Fiji

6.625%, 10/2/20(10)	929	$931,322

Total Fiji		$931,322

Jordan — 0.5%

Jordan Government International Bond

7.375%, 10/10/47(10)	1,200	$1,269,420

Total Jordan		$1,269,420

Kenya — 0.4%

Republic of Kenya

7.25%, 2/28/28(10)	1,000	$1,058,211

Total Kenya		$1,058,211

Nigeria — 1.0%

Republic of Nigeria

6.75%, 1/28/21(10)	200	$207,447

7.875%, 2/16/32(10)	888	918,822

8.747%, 1/21/31(10)	1,265	1,396,332

Total Nigeria		$2,522,601

Seychelles — 0.4%

Republic of Seychelles

8.00%, 1/1/26(10)	903	$938,169

Total Seychelles		$938,169

21	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Sri Lanka — 0.7%

Republic of Sri Lanka

6.125%, 6/3/25(10)	800	$789,953

6.85%, 11/3/25(10)	1,000	1,015,920

Total Sri Lanka		$1,805,873

Ukraine — 2.0%

Ukraine Government International Bond

0.00%, GDP-Linked, 5/31/40(8)(10)(12)	1,836	$1,730,246

7.75%, 9/1/20(10)	160	164,600

9.75%, 11/1/28(10)	2,864	3,414,301

Total Ukraine		$5,309,147

Total Foreign Government Securities (identified cost $29,181,841)		$30,586,305

Sovereign Loans — 1.8%
Borrower	Principal Amount (000’s omitted)	Value

Barbados — 0.2%

Government of Barbados

Term Loan, 0.00%, Maturing December 20, 2019(6)(13)	$800	$556,240

Total Barbados		$556,240

Kenya — 0.7%

Government of Kenya

Term Loan, 8.65%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(11)	$1,850	$1,883,111

Total Kenya		$1,883,111

Nigeria — 0.2%

Bank of Industry Limited

Term Loan, 7.98%, (3 mo. USD LIBOR + 6.00%), Maturing May 21, 2021(11)(13)	$540	$537,306

Total Nigeria		$537,306

Tanzania — 0.7%

Government of the United Republic of Tanzania

Term Loan, 7.42%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(11)	$1,629	$1,665,201

Total Tanzania		$1,665,201

Total Sovereign Loans (identified cost $4,808,220)		$4,641,858

Mortgage Pass-Throughs — 10.9%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

2.875%, (COF + 1.25%), with maturity at 2035(14)	$1,117	$1,128,607

4.50%, with various maturities to 2048	515	531,998

6.00%, with maturity at 2029	931	1,035,222

6.15%, with maturity at 2027	190	207,255

6.50%, with maturity at 2032	889	996,736

7.00%, with maturity at 2036	978	1,114,850

7.50%, with maturity at 2024	345	363,405

8.50%, with maturity at 2031	433	486,487

9.00%, with maturity at 2031	40	45,515

9.50%, with maturity at 2022	2	2,103

		$5,912,178

Federal National Mortgage Association:

4.131%, (6 mo. USD LIBOR + 1.54%), with maturity at 2037(14)	$291	$302,402

4.50%, with maturity at 2049	5,960	6,285,728

5.00%, with various maturities to 2040	1,578	1,733,016

5.50%, with various maturities to 2033	1,137	1,256,551

6.00%, with maturity at 2023	455	481,354

6.328%, (COF + 2.00%), with maturity at 2032(14)	385	419,292

6.50%, with various maturities to 2036	2,105	2,368,080

7.00%, with various maturities to 2037	995	1,117,231

10.00%, with various maturities to 2031	18	19,804

		$13,983,458

Government National Mortgage Association:

4.50%, with maturity at 2047	$1,776	$1,915,744

5.00%, with various maturities to 2048	4,751	5,030,342

7.50%, with maturity at 2025	487	518,651

8.00%, with maturity at 2034	901	1,008,416

9.50%, with maturity at 2025	14	14,495

		$8,487,648

Total Mortgage Pass-Throughs (identified cost $27,650,191)		$28,383,284

Collateralized Mortgage Obligations — 24.5%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 2113, Class QG, 6.00%, 1/15/29	$413	$459,375

Series 2167, Class BZ, 7.00%, 6/15/29	385	434,114

Series 2182, Class ZB, 8.00%, 9/15/29	644	739,626

Series 4273, Class PU, 4.00%, 11/15/43	420	473,572

Series 4337, Class YT, 3.50%, 4/15/49	1,540	1,570,538

22	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 4416, Class SU, 4.537%, (8.60% - 1 mo. USD LIBOR x 2.00), 12/15/44(15)	$393	$395,815

Series 4452, Class ZJ, 3.00%, 11/15/44	1,128	1,121,553

Series 4584, Class PM, 3.00%, 5/15/46	755	769,233

Series 4608, Class TV, 3.50%, 1/15/55	1,551	1,572,841

Series 4630, Class CZ, 3.00%, 12/15/43	973	992,263

Series 4677, Class SB, 7.874%, (16.00% - 1 mo. USD LIBOR x 4.00), 4/15/47(15)	621	690,119

Series 4746, Class CZ, 4.00%, 11/15/47	454	455,816

Series 4751, Class ZC, 4.00%, 11/15/47	425	427,666

Series 4774, Class QD, 4.50%, 1/15/43	1,938	2,026,473

Series 4776, Class C, 4.50%, 3/15/43	2,355	2,458,583

Series 4858, Class LA, 4.50%, 8/15/43	1,905	2,000,189

Interest Only:(16)

Series 362, Class C7, 3.50%, 9/15/47	5,119	631,552

Series 2631, Class DS, 5.179%, (7.10% - 1 mo. USD LIBOR), 6/15/33(15)	847	129,464

Series 2770, Class SH, 5.179%, (7.10% - 1 mo. USD LIBOR), 3/15/34(15)	1,170	257,237

Series 2981, Class CS, 4.799%, (6.72% - 1 mo. USD LIBOR), 5/15/35(15)	649	112,062

Series 3114, Class TS, 4.729%, (6.65% - 1 mo. USD LIBOR), 9/15/30(15)	1,535	210,499

Series 3339, Class JI, 4.669%, (6.59% - 1 mo. USD LIBOR), 7/15/37(15)	1,959	390,738

Series 4109, Class ES, 4.229%, (6.15% - 1 mo. USD LIBOR), 12/15/41(15)	34	7,361

Series 4121, Class IM, 4.00%, 10/15/39	2,246	110,422

Series 4163, Class GS, 4.279%, (6.20% - 1 mo. USD LIBOR), 11/15/32(15)	3,211	620,777

Series 4169, Class AS, 4.329%, (6.25% - 1 mo. USD LIBOR), 2/15/33(15)	1,760	302,488

Series 4180, Class GI, 3.50%, 8/15/26	1,214	70,277

Series 4203, Class QS, 4.329%, (6.25% - 1 mo. USD LIBOR), 5/15/43(15)	1,950	278,974

Series 4212, Class SA, 4.279%, (6.20% - 1 mo. USD LIBOR), 7/15/38(15)	1,874	57,394

Series 4332, Class KI, 4.00%, 9/15/43	805	81,051

Series 4370, Class IO, 3.50%, 9/15/41	1,204	113,723

Series 4497, Class CS, 4.279%, (6.20% - 1 mo. USD LIBOR), 9/15/44(15)	2,931	527,200

Series 4507, Class EI, 4.00%, 8/15/44	2,951	411,637

Series 4535, Class JS, 4.179%, (6.10% - 1 mo. USD LIBOR), 11/15/43(15)	3,202	357,345

Series 4548, Class JS, 4.179%, (6.10% - 1 mo. USD LIBOR), 9/15/43(15)	3,318	402,867

Series 4629, Class QI, 3.50%, 11/15/46	3,032	429,811

Series 4644, Class TI, 3.50%, 1/15/45	2,434	265,842

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 4653, Class PI, 3.50%, 7/15/44	$2,304	$148,020

Series 4667, Class PI, 3.50%, 5/15/42	3,639	278,195

Series 4676, Class DI, 4.00%, 7/15/44	4,343	304,135

Series 4744, Class IO, 4.00%, 11/15/47	2,499	375,880

Series 4749, Class IL, 4.00%, 12/15/47	1,968	295,508

Series 4767, Class IM, 4.00%, 5/15/45	2,347	180,515

Series 4768, Class IO, 4.00%, 3/15/48	2,396	365,506

Series 4772, Class PI, 4.00%, 1/15/48	1,735	267,168

Principal Only:(17)

Series 3309, Class DO, 0.00%, 4/15/37	1,055	960,402

Series 4478, Class PO, 0.00%, 5/15/45	614	548,309

		$26,080,135

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2018-DNA1, Class M2, 3.623%, (1 mo. USD LIBOR + 1.80%), 7/25/30(11)	$1,503	$1,505,209

		$1,505,209

Federal National Mortgage Association:

Series G-33, Class PT, 7.00%, 10/25/21	$14	$14,559

Series 1991-122, Class N, 7.50%, 9/25/21	14	14,648

Series 1994-42, Class K, 6.50%, 4/25/24	131	140,175

Series 1997-38, Class N, 8.00%, 5/20/27	220	250,853

Series 2007-74, Class AC, 5.00%, 8/25/37	1,138	1,245,914

Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(15)	323	360,831

Series 2012-134, Class ZT, 2.00%, 12/25/42	1,232	1,152,202

Series 2013-6, Class TA, 1.50%, 1/25/43	1,122	1,092,870

Series 2013-52, Class MD, 1.25%, 6/25/43	1,211	1,150,436

Series 2013-99, Class CF, 2.823%, (1 mo. USD LIBOR + 1.00%), 7/25/43(11)	437	416,946

Series 2015-74, Class SL, 1.279%, (2.349% - 1 mo. USD LIBOR x 0.587), 10/25/45(15)	867	671,179

Series 2017-15, Class LE, 3.00%, 6/25/46	1,222	1,233,887

Series 2017-66, Class ZJ, 3.00%, 9/25/57	850	843,107

Series 2017-96, Class Z, 3.00%, 12/25/57	572	564,711

Series 2017-110, Class Z, 3.00%, 2/25/57	481	473,502

Series 2018-18, Class QD, 4.50%, 5/25/45	1,563	1,659,932

Series 2018-50, Class MZ, 4.50%, 7/25/48	85	85,179

Interest Only:(16)

Series 2004-46, Class SI, 4.177%, (6.00% - 1 mo. USD LIBOR), 5/25/34(15)	960	141,404

Series 2005-17, Class SA, 4.877%, (6.70% - 1 mo. USD LIBOR), 3/25/35(15)	994	220,657

Series 2006-42, Class PI, 4.767%, (6.59% - 1 mo. USD LIBOR), 6/25/36(15)	1,492	301,245

23	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2006-44, Class IS, 4.777%, (6.60% - 1 mo. USD LIBOR), 6/25/36(15)	$1,225	$253,489

Series 2007-50, Class LS, 4.627%, (6.45% - 1 mo. USD LIBOR), 6/25/37(15)	1,000	188,397

Series 2008-26, Class SA, 4.377%, (6.20% - 1 mo. USD LIBOR), 4/25/38(15)	1,458	281,098

Series 2008-61, Class S, 4.277%, (6.10% - 1 mo. USD LIBOR), 7/25/38(15)	2,143	394,269

Series 2010-99, Class NS, 4.777%, (6.60% - 1 mo. USD LIBOR), 3/25/39(15)	207	2,384

Series 2010-109, Class PS, 4.777%, (6.60% - 1 mo. USD LIBOR), 10/25/40(15)	2,310	459,983

Series 2010-124, Class SJ, 4.227%, (6.05% - 1 mo. USD LIBOR), 11/25/38(15)	813	35,682

Series 2010-147, Class KS, 4.127%, (5.95% - 1 mo. USD LIBOR), 1/25/41(15)	2,980	429,102

Series 2010-150, Class GS, 4.927%, (6.75% - 1 mo. USD LIBOR), 1/25/21(15)	342	8,891

Series 2012-52, Class AI, 3.50%, 8/25/26	1,425	76,616

Series 2012-56, Class SU, 4.927%, (6.75% - 1 mo. USD LIBOR), 8/25/26(15)	118	3,493

Series 2012-63, Class EI, 3.50%, 8/25/40	2,281	118,723

Series 2012-103, Class GS, 4.277%, (6.10% - 1 mo. USD LIBOR), 2/25/40(15)	1,797	80,505

Series 2012-112, Class SB, 4.327%, (6.15% - 1 mo. USD LIBOR), 9/25/40(15)	3,419	387,613

Series 2012-118, Class IN, 3.50%, 11/25/42	3,471	539,905

Series 2012-150, Class PS, 4.327%, (6.15% - 1 mo. USD LIBOR), 1/25/43(15)	3,879	605,112

Series 2012-150, Class SK, 4.327%, (6.15% - 1 mo. USD LIBOR), 1/25/43(15)	2,147	326,660

Series 2013-23, Class CS, 4.427%, (6.25% - 1 mo. USD LIBOR), 3/25/33(15)	1,791	309,582

Series 2013-54, Class HS, 4.477%, (6.30% - 1 mo. USD LIBOR), 10/25/41(15)	1,133	78,447

Series 2014-32, Class EI, 4.00%, 6/25/44	785	129,162

Series 2014-55, Class IN, 3.50%, 7/25/44	1,990	262,257

Series 2014-80, Class BI, 3.00%, 12/25/44	3,479	441,867

Series 2014-89, Class IO, 3.50%, 1/25/45	1,585	214,245

Series 2015-14, Class KI, 3.00%, 3/25/45	3,797	469,817

Series 2015-17, Class SA, 4.377%, (6.20% - 1 mo. USD LIBOR), 11/25/43(15)	2,849	349,793

Series 2015-52, Class MI, 3.50%, 7/25/45	1,815	249,508

Series 2015-57, Class IO, 3.00%, 8/25/45	9,834	1,210,739

Series 2015-93, Class BS, 4.327%, (6.15% - 1 mo. USD LIBOR), 8/25/45(15)	3,225	588,182

Series 2015-95, Class SB, 4.177%, (6.00% - 1 mo. USD LIBOR), 1/25/46(15)	2,682	470,834

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2017-46, Class NI, 3.00%, 8/25/42	$2,741	$253,254

Series 2018-21, Class IO, 3.00%, 4/25/48	4,309	567,279

Principal Only:(17)

Series 2006-8, Class WQ, 0.00%, 3/25/36	826	757,773

		$22,578,898

Government National Mortgage Association:

Series 2011-156, Class GA, 2.00%, 12/16/41	$396	$386,204

Series 2013-131, Class GS, 1.469%, (3.50% - 1 mo. USD LIBOR), 6/20/43(15)	756	698,684

Series 2017-82, Class TZ, 2.50%, 2/16/43	107	105,495

Series 2018-22, Class ZQ, 3.50%, 2/20/48	36	35,805

Series 2019-97, Class ZC, 3.50%, 8/20/49	3,002	3,001,105

Series 2019-110, Class ZD, 3.50%, 9/20/49	2,997	3,004,127

Series 2019-123, Class Z, 5.00%, 10/20/49	6,000	6,033,750

Interest Only:(16)

Series 2017-121, Class DS, 2.654%, (4.50% - 1 mo. USD LIBOR), 8/20/47(15)	3,324	307,305

		$13,572,475

Total Collateralized Mortgage Obligations (identified cost $69,550,924)		$63,736,717

Commercial Mortgage-Backed Securities — 6.3%
Security	Principal Amount (000’s omitted)	Value

Citigroup Commercial Mortgage Trust

Series 2015-P1, Class D, 3.225%, 9/15/48(8)	$2,000	$1,879,653

JPMBB Commercial Mortgage Securities Trust

Series 2014-C22, Class D, 4.557%, 9/15/47(8)(18)	1,850	1,718,946

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2011-C5, Class D, 5.395%, 8/15/46(8)(18)	1,850	1,893,019

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2015-C23, Class D, 4.131%, 7/15/50(8)(18)	1,500	1,511,736

Series 2016-C29, Class D, 3.00%, 5/15/49(8)	1,000	826,084

Series 2016-C32, Class D, 3.396%, 12/15/49(8)(18)	250	209,845

Morgan Stanley Capital I Trust

Series 2016-UB12, Class D, 3.312%, 12/15/49(8)	1,000	785,828

RETL Trust

Series 2019-RVP, Class B, 3.464%, (1 mo. USD LIBOR + 1.55%), 3/15/36(8)(11)	545	546,987

UBS Commercial Mortgage Trust

Series 2012-C1, Class D, 5.57%, 5/10/45(8)(18)	2,000	2,012,886

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class D, 4.31%, 4/10/46(8)(18)	1,000	976,312

24	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Wells Fargo Commercial Mortgage Trust

Series 2013-LC12, Class D, 4.285%, 7/15/46(8)(18)	$2,000	$1,781,680

Series 2015-C31, Class D, 3.852%, 11/15/48	922	857,974

Series 2016-C35, Class D, 3.142%, 7/15/48(8)	1,000	881,477

Series 2016-C36, Class D, 2.942%, 11/15/59(8)	500	397,196

Total Commercial Mortgage-Backed Securities (identified cost $15,486,857)		$16,279,623

Asset-Backed Securities — 17.0%
Security	Principal Amount (000’s omitted)	Value

AMMC CLO 15, Ltd.

Series 2014-15A, Class ERR, 8.911%, (3 mo. USD LIBOR + 6.91%), 1/15/32(8)(11)	$2,000	$1,845,140

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 8.361%, (3 mo. USD LIBOR + 6.18%), 11/10/30(8)(11)	1,000	832,423

Ares LII CLO, Ltd.

Series 2019-52A, Class E, 8.503%, (3 mo. USD LIBOR + 6.55%), 4/22/31(8)(11)	1,000	959,225

Ares XL CLO, Ltd.

Series 2016-40A, Class DR, 8.351%, (3 mo. USD LIBOR + 6.35%), 1/15/29(8)(11)	1,000	945,836

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class D, 8.008%, (3 mo. USD LIBOR + 5.85%), 5/15/30(8)(11)	1,000	907,153

Barings CLO, Ltd.

Series 2017-1A, Class E, 8.003%, (3 mo. USD LIBOR + 6.00%), 7/18/29(8)(11)	2,000	1,895,879

BlueMountain CLO XXIV, Ltd.

Series 2019-24A, Class E, 8.726%, (3 mo. USD LIBOR + 6.76%), 4/20/31(8)(11)	1,250	1,246,237

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class DR2, 8.486%, (3 mo. USD LIBOR + 6.50%), 1/14/32(8)(11)	2,000	1,780,278

Series 2014-4RA, Class D, 7.651%, (3 mo. USD LIBOR + 5.65%), 7/15/30(8)(11)	1,000	817,341

Series 2015-5A, Class DR, 8.666%, (3 mo. USD LIBOR + 6.70%), 1/20/32(8)(11)	1,000	911,361

Cole Park CLO, Ltd.

Series 2015-1A, Class ER, 8.566%, (3 mo. USD LIBOR + 6.60%), 10/20/28(8)(11)	3,000	2,817,698

Dryden Senior Loan Fund

Series 2015-40A, Class ER, 7.908%, (3 mo. USD LIBOR + 5.75%), 8/15/31(8)(11)	1,150	1,041,093

Security	Principal Amount (000’s omitted)	Value

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 8.646%, (3 mo. USD LIBOR + 6.65%), 10/15/30(8)(11)	$1,440	$1,294,046

Galaxy XXI CLO, Ltd.

Series 2015-21A, Class ER, 7.216%, (3 mo. USD LIBOR + 5.25%), 4/20/31(8)(11)	1,000	859,930

Galaxy XXV CLO, Ltd.

Series 2018-25A, Class E, 7.89%, (3 mo. USD LIBOR + 5.95%), 10/25/31(8)(11)	1,250	1,108,678

Golub Capital Partners CLO 22B, Ltd.

Series 2015-22A, Class ER, 7.966%, (3 mo. USD LIBOR + 6.00%), 1/20/31(8)(11)	2,000	1,710,287

Golub Capital Partners CLO 23M, Ltd.

Series 2015-23A, Class ER, 7.716%, (3 mo. USD LIBOR + 5.75%), 1/20/31(8)(11)	2,000	1,701,496

Madison Park Funding XXV, Ltd.

Series 2017-25A, Class D, 8.04%, (3 mo. USD LIBOR + 6.10%), 4/25/29(8)(11)	3,000	2,819,986

Magnetite XXII, Ltd.

Series 2019-22A, Class E, 8.751%, (3 mo. USD LIBOR + 6.75%), 4/15/31(8)(11)	1,000	969,909

Neuberger Berman CLO XIV, Ltd.

Series 2013-14A, Class DR, 5.586%, (3 mo. USD LIBOR + 3.65%), 1/28/30(8)(11)	2,563	2,453,212

Neuberger Berman CLO XVIII, Ltd.

Series 2014-18A, Class DR2, 7.886%, (3 mo. USD LIBOR + 5.92%), 10/21/30(8)(11)	3,000	2,746,739

OHA Credit Partners VII, Ltd.

Series 2012-7A, Class ER, 9.636%, (3 mo. USD LIBOR + 7.50%), 11/20/27(8)(11)	4,000	3,978,381

Palmer Square CLO, Ltd.

Series 2013-2A, Class DRR, 7.852%, (3 mo. USD LIBOR + 5.85%), 10/17/31(8)(11)	2,000	1,858,738

Series 2015-1A, Class DR2, 8.402%, (3 mo. USD LIBOR + 6.25%), 5/21/29(8)(11)	2,000	1,909,301

Regatta IX Funding, Ltd.

Series 2017-1A, Class E, 8.002%, (3 mo. USD LIBOR + 6.00%), 4/17/30(8)(11)	2,000	1,877,122

Sierra Timeshare Receivables Funding, LLC

Series 2015-1A, Class B, 3.05%, 3/22/32(8)	50	50,482

THL Credit Wind River CLO, Ltd.

Series 2017-1A, Class E, 8.423%, (3 mo. USD LIBOR + 6.42%), 4/18/29(8)(11)	1,050	975,738

Voya CLO, Ltd.

Series 2015-3A, Class DR, 8.166%, (3 mo. USD LIBOR + 6.20%), 10/20/31(8)(11)	2,000	1,748,524

Total Asset-Backed Securities (identified cost $46,883,672)		$44,062,233

25	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Common Stocks — 0.5%
Security	Shares	Value

Automotive — 0.1%

Dayco Products, LLC(19)(20)	8,898	$240,246

		$240,246

Electronics / Electrical — 0.0%(2)

Answers Corp.(7)(19)	5,814	$11,453

		$11,453

Health Care — 0.0%

New Millennium Holdco, Inc.(7)(19)(20)	8,641	$0

		$0

Oil and Gas — 0.1%

Ameriforge Group, Inc.(7)(19)(20)	3,122	$134,933

Samson Resources II, LLC, Class A(19)(20)	4,171	101,929

		$236,862

Publishing — 0.2%

ION Media Networks, Inc.(7)(19)	1,357	$604,082

Tweddle Group, Inc.(7)(19)(20)	333	107

		$604,189

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(19)(20)	11,266	$26,250

Cumulus Media, Inc., Class A(19)(20)	6,722	92,024

iHeartMedia, Inc., Class A(19)(20)	4,791	68,703

		$186,977

Retailers (Except Food and Drug) — 0.0%(2)

David’s Bridal, Inc.(19)(20)	3,445	$189

		$189

Total Common Stocks (identified cost $652,073)		$1,279,916

Miscellaneous — 0.0%(2)
Security	Shares	Value

Oil and Gas — 0.0%(2)

Paragon Offshore Finance Company, Class A(19)(20)	270	$135

Paragon Offshore Finance Company, Class B(19)(20)	135	3,105

Total Miscellaneous (identified cost $2,936)		$3,240

Short-Term Investments — 10.0%

U.S. Treasury Obligations — 0.4%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 12/12/19(21)	$1,000	$998,286

Total U.S. Treasury Obligations (identified cost $998,286)		$998,286

Other — 9.6%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(22)	24,972,867	$24,972,867

Total Other (identified cost $24,971,355)		$24,972,867

Total Short-Term Investments (identified cost $25,969,641)		$25,971,153

Total Investments — 131.0% (identified cost $348,766,842)		$340,115,447

Less Unfunded Loan Commitments — (0.0)%(2)		$(11,261)

Net Investments — 131.0% (identified cost $348,755,581)		$340,104,186

Other Assets, Less Liabilities — (31.0)%		$(80,455,246)

Net Assets — 100.0%		$259,648,940

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)	Amount is less than 0.05% or (0.05)%, as applicable.

(3)	This Senior Loan will settle after October 31, 2019, at which time the interest rate will be determined.

(4)	The stated interest rate represents the weighted average interest rate at October 31, 2019 of contracts within the senior loan facility. Interest

26	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion , if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2019, the total value of unfunded loan commitments is $11,230. See Note 1F for description.

(6)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $91,894,346 or 35.4% of the Fund’s net assets.

(9)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(10)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $31,292,332 or 12.1% of the Fund’s net assets.

(11)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(12)	Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(13)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(14)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2019.

(15)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2019.

(16)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(17)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(18)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2019.

(19)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(20)	Non-income producing security.

(21)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(22)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	1,776,524	USD	1,971,214	11/1/19	$10,143

EUR	733,518	USD	808,652	11/1/19	9,440

EUR	1,776,524	USD	1,976,028	11/1/19	5,329

EUR	733,518	USD	815,892	11/1/19	2,200

EUR	16,601	USD	18,421	11/1/19	95

EUR	16,601	USD	18,466	11/1/19	50

USD	18,466	EUR	16,601	11/1/19	(50)

USD	18,311	EUR	16,601	11/1/19	(204)

USD	815,892	EUR	733,518	11/1/19	(2,200)

USD	813,904	EUR	733,518	11/1/19	(4,188)

USD	1,976,028	EUR	1,776,524	11/1/19	(5,329)

USD	1,958,494	EUR	1,776,524	11/1/19	(22,863)

USD	869,334	EUR	790,994	1/9/20	(17,060)

EUR	560,069	USD	626,739	1/22/20	1,382

EUR	113,598	USD	127,491	1/22/20	(90)

EUR	234,128	USD	263,628	1/22/20	(1,052)

27	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	1,869,661	EUR	1,641,313	1/22/20	$28,916

USD	315,609	EUR	279,009	1/27/20	2,602

					$7,121

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	790,994	USD	883,700	Citibank, N.A.	12/6/19	$345	$—

EUR	733,518	USD	816,765	Goldman Sachs International	12/6/19	3,042	—

USD	1,568,609	EUR	1,404,051	Citibank, N.A.	12/6/19	—	(613)

USD	1,978,142	EUR	1,776,524	Goldman Sachs International	12/6/19	—	(7,368)

USD	1,592,409	EUR	1,424,038	Goldman Sachs International	1/31/20	—	(5,549)

USD	45,034	GBP	34,897	State Street Bank and Trust Company	1/31/20	—	(300)

						$3,387	$(13,830)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

5-Year USD Deliverable Interest Rate Swap	6	Short	12/16/19	$(600,703)	$(2,156)

10-Year USD Deliverable Interest Rate Swap	32	Short	12/16/19	(3,169,500)	(14,750)

Euro-Bobl	12	Short	12/6/19	(1,801,699)	20,745

Euro-Bund	2	Short	12/6/19	(383,128)	(402)

U.S. 10-Year Treasury Note	126	Long	12/19/19	16,417,406	(189,984)

U.S. Long Treasury Bond	7	Short	12/19/19	(1,129,625)	30,406

U.S. Ultra-Long Treasury Bond	101	Long	12/19/19	19,164,750	(16,740)

U.S. Ultra-Long Treasury Bond	6	Short	12/19/19	(1,138,500)	48,797

					$(124,084)

28	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	100	Receives	6-month EURIBOR (pays semi-annually)	(0.30)% (pays annually)	7/23/24	$107	$—	$107

EUR	550	Receives	6-month EURIBOR (pays semi-annually)	(0.53)% (pays annually)	8/22/24	7,393	—	7,393

EUR	343	Receives	6-month EURIBOR (pays semi-annually)	1.06% (pays annually)	10/16/28	(38,204)	(70)	(38,274)

EUR	200	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(2,613)	—	(2,613)

EUR	38	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(509)	422	(87)

EUR	163	Receives	6-month EURIBOR (pays semi-annually)	(0.05)% (pays annually)	8/6/29	850	—	850

EUR	220	Receives	6-month EURIBOR (pays semi-annually)	(0.08)% (pays annually)	8/6/29	1,842	—	1,842

USD	335	Receives	3-month USD-LIBOR (pays quarterly)	1.93% (pays semi-annually)	11/3/20	(2,071)	—	(2,071)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	2.68% (pays semi-annually)	3/16/21	(2,908)	(48)	(2,956)

USD	565	Receives	3-month USD-LIBOR (pays quarterly)	1.44% (pays semi-annually)	9/26/24	1,669	—	1,669

USD	700	Receives	3-month USD-LIBOR (pays quarterly)	1.52% (pays semi-annually)	9/27/24	(784)	—	(784)

USD	250	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/28	(32,346)	—	(32,346)

USD	309	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	10/2/28	(39,751)	144	(39,607)

USD	208	Receives	3-month USD-LIBOR (pays quarterly)	3.29% (pays semi-annually)	11/13/28	(32,286)	—	(32,286)

USD	796	Receives	3-month USD-LIBOR (pays quarterly)	2.63% (pays semi- annually)	3/25/29	(72,962)	7,101	(65,861)

USD	2,309	Receives	3-month USD-LIBOR (pays quarterly)	2.09% (pays semi-annually)	7/15/29	(114,115)	761	(113,354)

USD	1,201	Receives	3-month USD-LIBOR (pays quarterly)	2.03% (pays semi-annually)	7/17/29	(52,833)	(1,064)	(53,897)

USD	184	Receives	3-month USD-LIBOR (pays quarterly)	1.35% (pays semi-annually)	9/6/29	4,411	—	4,411

USD	270	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	9/9/29	3,601	—	3,601

USD	638	Receives	3-month USD-LIBOR (pays quarterly)	1.47% (pays semi-annually)	9/9/29	7,858	—	7,858

USD	45	Receives	3-month USD-LIBOR (pays quarterly)	1.49% (pays semi-annually)	9/10/29	493	—	493

USD	900	Receives	3-month USD-LIBOR (pays quarterly)	1.66% (pays semi-annually)	9/16/29	(4,074)	—	(4,074)

USD	671	Receives	3-month USD-LIBOR (pays quarterly)	1.69% (pays semi-annually)	10/22/29	(5,743)	—	(5,743)

29	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	219	Receives	3-month USD-LIBOR (pays quarterly)	1.67% (pays semi-annually)	10/22/29	$(1,368)	$—	$(1,368)

USD	525	Receives	3-month USD-LIBOR (pays quarterly)	2.88% (pays semi-annually)	1/31/49	(133,902)	(269)	(134,171)

USD	430	Receives	3-month USD-LIBOR (pays quarterly)	2.21% (pays semi-annually)	8/1/49	(41,038)	—	(41,038)

USD	59	Receives	3-month USD-LIBOR (pays quarterly)	1.71% (pays semi-annually)	8/27/49	1,144	—	1,144

USD	68	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	8/27/49	1,494	—	1,494

USD	30	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	8/28/49	1,048	—	1,048

USD	180	Receives	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	8/29/49	9,568	—	9,568

USD	91	Receives	3-month USD-LIBOR (pays quarterly)	1.54% (pays semi-annually)	8/30/49	5,483	—	5,483

USD	170	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	9/9/49	5,807	—	5,807

USD	41	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	941	—	941

USD	650	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	10/25/49	(11,796)	—	(11,796)

Total						$(535,594)	$6,977	$(528,617)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Brazil	$5,250	1.00% (pays quarterly)(1)	6/20/24	1.10%	$(17,232)	$146,331	$129,099

Colombia	5,000	1.00% (pays quarterly)(1)	12/20/24	0.82	51,233	(26,636)	24,597

Indonesia	4,760	1.00% (pays quarterly)(1)	12/20/24	0.77	59,993	(27,808)	32,185

Mexico	2,500	1.00% (pays quarterly)(1)	12/20/24	0.93	11,937	12,007	23,944

Peru	5,000	1.00% (pays quarterly)(1)	12/20/24	0.53	122,918	(122,719)	199

Poland	2,500	1.00% (pays quarterly)(1)	6/20/23	0.46	50,552	(34,709)	15,843

Russia	5,000	1.00% (pays quarterly)(1)	12/20/24	0.77	63,563	(46,162)	17,401

30	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Sell Protection (continued)

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Saudi Arabia	$5,000	1.00% (pays quarterly)(1)	6/20/24	0.63%	$88,523	$(32,268)	$56,255

Turkey	500	1.00% (pays quarterly)(1)	6/20/20	1.25	(210)	10,546	10,336

Turkey	1,160	1.00% (pays quarterly)(1)	12/20/24	3.35	(122,950)	143,884	20,934

Total	$36,670				$308,327	$22,466	$330,793

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Croatia	Nomura International PLC	$5,000	1.00% (pays quarterly)(1)	12/20/21	0.31%	$79,243	$98,287	$177,530

Cyprus	Goldman Sachs International	5,000	1.00% (pays quarterly)(1)	12/20/21	0.72	35,508	115,853	151,361

Dubai	Bank of America, N.A.	2,000	1.00% (pays quarterly)(1)	12/20/22	0.88	9,467	20,025	29,492

Dubai	Bank of America, N.A.	3,000	1.00% (pays quarterly)(1)	6/20/23	0.98	5,093	9,911	15,004

Hungary	Barclays Bank PLC	2,200	1.00% (pays quarterly)(1)	12/20/21	0.26	36,909	4,410	41,319

Kazakhstan	Barclays Bank PLC	2,500	1.00% (pays quarterly)(1)	12/20/22	0.31	56,434	23,903	80,337

Romania	Barclays Bank PLC	2,200	1.00% (pays quarterly)(1)	12/20/21	0.28	36,103	(2,216)	33,887

Total		$21,900				$258,757	$270,173	$528,930

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2019, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $58,570,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

31	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Portfolio of Investments — continued

Abbreviations:

COF	–	Cost of Funds 11th District

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

32	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $323,784,226)	$315,131,319

Affiliated investment, at value (identified cost, $24,971,355)	24,972,867

Cash	2,731,605

Deposits for derivatives collateral —

Financial futures contracts	767,714

Centrally cleared derivatives	5,904,016

OTC derivatives	110,019

Foreign currency, at value (identified cost, $525,550)	525,384

Interest receivable	2,843,746

Dividends receivable from affiliated investment	26,943

Receivable for investments sold	135,927

Receivable for variation margin on open financial futures contracts	542,759

Receivable for open forward foreign currency exchange contracts	3,387

Receivable for open swap contracts	528,930

Upfront payments on open non-centrally cleared swap contracts	2,216

Prepaid upfront fees on notes payable	22,545

Prepaid expenses and other assets	13,305

Total assets	$354,262,682

Liabilities

Notes payable	$85,000,000

Cash collateral due to broker	110,019

Payable for investments purchased	8,231,595

Payable for variation margin on open centrally cleared derivatives	207,191

Payable for open forward foreign currency exchange contracts	13,830

Upfront receipts on open non-centrally cleared swap contracts	272,389

Payable to affiliates:

Investment adviser fee	276,379

Trustees’ fees	1,850

Accrued expenses	500,489

Total liabilities	$94,613,742

Net Assets	$259,648,940

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 17,880,596 shares issued and outstanding	$178,806

Additional paid-in capital	271,593,248

Accumulated loss	(12,123,114)

Net Assets	$259,648,940

Net Asset Value

($259,648,940 ÷ 17,880,596 common shares issued and outstanding)	$14.52

33	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest and other income (net of foreign taxes withheld of $99)	$19,060,418

Dividends	407,545

Dividends from affiliated investment	305,303

Total investment income	$19,773,266

Expenses

Investment adviser fee	$3,261,955

Trustees’ fees and expenses	23,708

Custodian fee	233,197

Transfer and dividend disbursing agent fees	18,735

Legal and accounting services	86,192

Printing and postage	30,094

Interest expense and fees	2,999,896

Miscellaneous	49,447

Total expenses	$6,703,224

Net investment income	$13,070,042

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(510,112)

Investment transactions — affiliated investment	(2,952)

Financial futures contracts	112,149

Swap contracts	66,888

Foreign currency transactions	18,627

Forward foreign currency exchange contracts	481,314

Net realized gain	$165,914

Change in unrealized appreciation (depreciation) —

Investments	$(1,999,338)

Investments — affiliated investment	2,254

Financial futures contracts	(49,623)

Swap contracts	(55,775)

Foreign currency	3,842

Forward foreign currency exchange contracts	(180,008)

Net change in unrealized appreciation (depreciation)	$(2,278,648)

Net realized and unrealized loss	$(2,112,734)

Net increase in net assets from operations	$10,957,308

34	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$13,070,042	$12,304,934

Net realized gain	165,914	2,408,697

Net change in unrealized appreciation (depreciation)	(2,278,648)	(9,658,960)

Net increase in net assets from operations	$10,957,308	$5,054,671

Distributions to shareholders	$(15,019,701)	$(15,180,626)

Net decrease in net assets	$(4,062,393)	$(10,125,955)

Net Assets

At beginning of year	$263,711,333	$273,837,288

At end of year	$259,648,940	$263,711,333

35	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2019

Net increase in net assets from operations	$10,957,308

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(146,346,185)

Investments sold and principal repayments	151,388,128

Increase in short-term investments, net	(13,107,473)

Net amortization/accretion of premium (discount)	5,290,632

Amortization of prepaid upfront fees on notes payable	60,367

Increase in interest receivable	(4,470)

Increase in dividends receivable from affiliated investment	(1,131)

Increase in receivable for variation margin on open financial futures contracts	(542,759)

Decrease in receivable for variation margin on open centrally cleared swap contracts	16,921

Decrease in receivable for open forward foreign currency exchange contracts	174,938

Decrease in receivable for open swap contracts	256,565

Decrease in tax reclaims receivable	132

Decrease in upfront payments on open non-centrally cleared swap contracts	151,580

Decrease in prepaid expenses and other assets	1,084

Increase in cash collateral due to broker	15

Decrease in payable for variation margin on open financial futures contracts	(15,962)

Increase in payable for variation margin on open centrally cleared derivatives	207,191

Increase in payable for open forward foreign currency exchange contracts	12,191

Decrease in payable for open swap contracts	(548,594)

Decrease in upfront receipts on open non-centrally cleared swap contracts	(1,144,854)

Increase in payable to affiliate for investment adviser fee	2,718

Increase in payable to affiliate for Trustees’ fees	216

Decrease in accrued expenses	(45,797)

Increase in unfunded loan commitments	1,886

Net change in unrealized (appreciation) depreciation from investments	1,997,084

Net realized loss from investments	513,064

Net cash provided by operating activities	$9,274,795

Cash Flows From Financing Activities

Cash distributions paid	$(15,019,701)

Payment of upfront fees on notes payable	(60,000)

Proceeds from notes payable	42,000,000

Repayments of notes payable	(33,000,000)

Net cash used in financing activities	$(6,079,701)

Net increase in cash and restricted cash*	$3,195,094

Cash and restricted cash at beginning of year (including foreign currency)	$6,843,644

Cash and restricted cash at end of year (including foreign currency)	$10,038,738

Supplemental disclosure of cash flow information

Cash paid for interest and fees on borrowings	$3,000,874

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $123.

36	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

	October 31, 2019	October 31, 2018

Cash	$2,731,605	$2,175,581

Deposits for derivatives collateral —

Financial futures contracts	767,714	224

Centrally cleared derivatives	5,904,016	4,482,660

OTC derivatives	110,019	110,004

Foreign currency	525,384	75,175

Total cash and restricted cash as shown on the Statement of Cash Flows	$10,038,738	$6,843,644

37	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Financial Highlights

	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$14.750	$15.310	$15.050	$15.370	$16.460

Income (Loss) From Operations

Net investment income(1)	$0.731	$0.688	$0.702	$0.723	$0.777

Net realized and unrealized gain (loss)	(0.121)	(0.399)	0.544	0.030	(0.860)

Total income (loss) from operations	$0.610	$0.289	$1.246	$0.753	$(0.083)

Less Distributions

From net investment income	$(0.840)	$(0.849)	$(0.913)	$(0.635)	$(0.512)

Tax return of capital	—	—	(0.073)	(0.445)	(0.568)

Total distributions	$(0.840)	$(0.849)	$(0.986)	$(1.080)	$(1.080)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$—	$—	$0.007	$0.073

Net asset value — End of year	$14.520	$14.750	$15.310	$15.050	$15.370

Market value — End of year	$13.210	$12.700	$14.190	$13.360	$13.580

Total Investment Return on Net Asset Value(2)	4.93%	2.56%	9.16%	6.10%	0.84%

Total Investment Return on Market Value(2)	10.87%	(4.63)%	13.86%	6.60%	0.87%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$259,649	$263,711	$273,837	$269,154	$275,694

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	1.41%	1.43%	1.49%	1.53%	1.51%

Interest and fee expense(4)	1.14%	0.93%	0.72%	0.61%	0.48%

Total expenses(3)	2.55%	2.36%	2.21%	2.14%	1.99%

Net investment income	4.97%	4.57%	4.61%	4.81%	4.84%

Portfolio Turnover	46%	32%	50%	42%	34%

Senior Securities:

Total notes payable outstanding (in 000’s)	$85,000	$76,000	$83,000	$102,000	$123,000

Asset coverage per $1,000 of notes payable(5)	$4,055	$4,470	$4,299	$3,639	$3,241

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 7).

(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

38	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit

39

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Notes to Financial Statements — continued

on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At October 31, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the

40

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Notes to Financial Statements — continued

underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 10. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

M  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

N  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

O  New Accounting Pronouncement — During the year ended October 31, 2019, the Fund adopted the FASB’s Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230)—Restricted Cash” (ASU 2016-18), which became effective for fiscal years beginning after

41

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Notes to Financial Statements — continued

December 15, 2017 and interim periods within those fiscal years. Pursuant to the new standard, the Fund is required to include amounts described as restricted cash and restricted cash equivalents with cash and cash equivalents when reconciling the beginning-of-year and end-of-year total amounts shown on the Statement of Cash Flows. Prior to the change, such amounts were disclosed separately within the Statement of Cash Flows. This change in accounting had no impact on the Fund’s net assets.

2  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$15,019,701	$15,180,626

During the year ended October 31, 2019, accumulated loss was decreased by $782,029 and paid-in capital was decreased by $782,029 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,760,197

Deferred capital losses	$(2,881,330)

Net unrealized depreciation	$(11,001,981)

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $2,881,330 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $819,542 are short-term and $2,061,788 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$350,689,066

Gross unrealized appreciation	$8,072,537

Gross unrealized depreciation	(19,087,647)

Net unrealized depreciation	$(11,015,110)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily total leveraged assets, subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations

42

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Notes to Financial Statements — continued

attributable to investment leverage and the notional value of long and short forward foreign currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked-to-market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations in a given country denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The investment advisory agreement provides that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2019, the Fund’s investment leverage was 42% of its total leveraged assets. For the year ended October 31, 2019, the Fund’s investment adviser fee amounted to $3,261,955 or 0.75% of the Fund’s average daily total leveraged assets and 1.24% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2019 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$120,760,780	$112,065,594

U.S. Government and Agency Securities	31,534,483	38,064,218

	$152,295,263	$150,129,812

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended October 31, 2019 and October 31, 2018.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended October 31, 2019 and October 31, 2018.

According to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, one shareholder owned 28.4% of the Fund’s common shares.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Portfolio of Investments. At October 31, 2019, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.

43

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Notes to Financial Statements — continued

Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures contracts and interest rate swaps to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $13,830. At October 31, 2019 there were no assets pledged by the Fund for such liability.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2019.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Accumulated loss*	$448,719	$60,157	$153,657	$662,533

Receivable for open forward foreign currency exchange contracts	—	3,387	—	3,387

Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	258,757	—	—	258,757

Total Asset Derivatives	$707,476	$63,544	$153,657	$924,677

Derivatives not subject to master netting or similar agreements	$448,719	$60,157	$153,657	$662,533

Total Asset Derivatives subject to master netting or similar agreements	$258,757	$3,387	$—	$262,144

44

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Notes to Financial Statements — continued

	Credit	Foreign Exchange	Interest Rate	Total

Accumulated loss*	$(140,392)	$(53,036)	$(813,335)	$(1,006,763)

Payable for open forward foreign currency exchange contracts	—	(13,830)	—	(13,830)

Total Liability Derivatives	$(140,392)	$(66,866)	$(813,335)	$(1,020,593)

Derivatives not subject to master netting or similar agreements	$(140,392)	$(53,036)	$(813,335)	$(1,006,763)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(13,830)	$—	$(13,830)

*

For futures contracts and centrally cleared derivatives, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$14,560	$—	$—	$—	$14,560	$—

Barclays Bank PLC	129,446	—	—	(110,019)	19,427	110,019

Citibank, N.A.	345	(345)	—	—	—	—

Goldman Sachs International	38,550	(12,917)	—	—	25,633	—

Nomura International PLC	79,243	—	(70,789)	—	8,454	—

	$262,144	$(13,262)	$(70,789)	$(110,019)	$68,074	$110,019

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Citibank, N.A.	$(613)	$345	$—	$—	$(268)	$—

Goldman Sachs International	(12,917)	12,917	—	—	—	—

State Street Bank and Trust Company	(300)	—	—	—	(300)	—

	$(13,830)	$13,262	$—	$—	$(568)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$110,019

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

45

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2019 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$112,149	$112,149

Swap contracts	817,338	—	(750,450)	66,888

Forward foreign currency exchange contracts	—	481,314	—	481,314

Total	$817,338	$481,314	$(638,301)	$660,351

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$—	$—	$(49,623)	$(49,623)

Swap contracts	643,929	—	(699,704)	(55,775)

Forward foreign currency exchange contracts	—	(180,008)	—	(180,008)

Total	$643,929	$(180,008)	$(749,327)	$(285,406)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$18,717,000	$9,730,000	$8,513,000	$77,821,000

*	The average notional amount of forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

7  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $120 million pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through March 17, 2020, the Fund pays a commitment fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 19, 2019, the Fund paid an upfront fee of $60,000, which is being amortized to interest expense through March 17, 2020. The unamortized balance at October 31, 2019 is approximately $23,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. Also included in interest expense is $22,912 of amortization of previously paid upfront fees related to the period from November 1, 2018 through March 19, 2019 when the Agreement was renewed. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2019, the Fund had borrowings outstanding under the Agreement of $85,000,000 at an annual interest rate of 2.69%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2019 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2019. For the year ended October 31, 2019, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $86,158,904 and 3.18%, respectively.

8  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

46

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Notes to Financial Statements — continued

9  Investments in Affiliated Funds

At October 31, 2019, the value of the Fund’s investment in affiliated funds was $24,972,867, which represents 9.6% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$9,871,805	$202,114,831	$(187,013,071)	$(2,952)	$2,254	$24,972,867	$305,303	24,972,867

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$77,529,006	$406,433	$77,935,439

Corporate Bonds & Notes	—	47,224,418	—	47,224,418

Foreign Government Securities	—	30,586,305	—	30,586,305

Sovereign Loans	—	4,641,858	—	4,641,858

Mortgage Pass-Throughs	—	28,383,284	—	28,383,284

Collateralized Mortgage Obligations	—	63,736,717	—	63,736,717

Commercial Mortgage-Backed Securities	—	16,279,623	—	16,279,623

Asset-Backed Securities	—	44,062,233	—	44,062,233

Common Stocks	186,977	342,364	750,575	1,279,916

Miscellaneous	—	3,240	—	3,240

Short-Term Investments —

U.S. Treasury Obligations	—	998,286	—	998,286

Other	—	24,972,867	—	24,972,867

Total Investments	$186,977	$338,760,201	$1,157,008	$340,104,186

Forward Foreign Currency Exchange Contracts	$—	$63,544	$—	$63,544

Futures Contracts	99,948	—	—	99,948

Swap Contracts	—	761,185	—	761,185

Total	$286,925	$339,584,930	$1,157,008	$341,028,863

47

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Notes to Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3*	Total

Forward Foreign Currency Exchange Contracts	$—	$(66,866)	$—	$(66,866)

Futures Contracts	(224,032)	—	—	(224,032)

Swap Contracts	—	(729,695)	—	(729,695)

Total	$(224,032)	$(796,561)	$—	$(1,020,593)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

11  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT sought (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Fund was approximately $932,000. In April 2019, the parties to the litigation reached a settlement agreement in principle, subject to Court approval. On June 12, 2019, the Court approved the settlement, and all claims and cross claims in the litigation were dismissed on July 2, 2019. The Fund did not suffer any loss to the Fund’s net asset value as a result of the settlement and recovered a portion of the attorney’s fees and costs incurred, which were previously expensed by the Fund.

48

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Short Duration Diversified Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

49

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $407,545, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 2.43% qualifies for the corporate dividends received deduction.

50

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Notice to Shareholders (Unaudited)

The purpose of this notice is to inform Fund shareholders that the London Interbank Offered Rate (“LIBOR”) will be phased out by the end of 2021 and of certain risks associated with this change.

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements, and to determine dividend rates for preferred shares.

The use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

Although the period from the FCA announcement until the end of 2021 is generally expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions, there remains uncertainty regarding the future utilization of LIBOR and the specific replacement rate or rates. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments held by the Fund cannot yet be determined. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of borrowing or the dividend rate for preferred shares, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Various financial industry groups have begun planning for the transition away from LIBOR, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

51

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

52

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

53

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Fund Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2021. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2020. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2021. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2022. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2020. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

54

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2022. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2020. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class II Trustee	Until 2022. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Class III Trustee	Until 2020. Trustee since 2018.

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class II Trustee	Until 2022. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class I Trustee	Until 2021. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

55

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

56

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

57

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2319    10.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2018 and October 31, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$103,149	$105,363
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$26,306	$25,770
All Other Fees(3)	$0	$0

Total	$129,455	$131,133

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2018 and October 31, 2019; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/18	10/31/19
Registrant	$26,306	$25,770
Eaton Vance(1)	$126,485	$59,903

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” of “Eaton Vance”) is the investment adviser of the Fund. Catherine M. McDermott, Sarah C. Orvin, Scott H. Page, Eric A. Stein, Payson F. Swaffield and Andrew Szczurowski comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Ms. Orvin is a Vice President of EVM and has been a portfolio manager of the Fund since December 2016. Mr. Page is a Vice President of EVM, has been a portfolio manager of the Fund since February 2005 and is Co-Director of EVM’s Floating-Rate Loan Group. Mr. Stein is a Vice President of EVM, has been a portfolio manager of the Fund since December 2012 and is Co-Director of EVM’s Global Income Group. Mr. Swaffield is a Vice President and Chief Income Investment Officer of EVM and has been a portfolio manager of the Fund since February 2005. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Ms. McDermott and Messrs. Page, Stein, Swaffield and Szczurowski have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars), in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Catherine C. McDermott
Registered Investment Companies	8	$5,759.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Sarah C. Orvin
Registered Investment Companies	1	$359.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Eric A. Stein(1)
Registered Investment Companies	13	$22,337.4	0	$0
Other Pooled Investment Vehicles	4	$573.0	0	$0
Other Accounts	0	$0	0	$0

Payson F. Swaffield
Registered Investment Companies	2	$2,922.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Andrew Szczurowski(1)
Registered Investment Companies	5	$9,525.4	0	$0
Other Pooled Investment Vehicles	1	$125.4	0	$0
Other Accounts	0	$0	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies and/or separate pooled investment vehicles in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Catherine C. McDermott	None
Sarah C. Orvin	None
Eric A. Stein	$1 - $10,000
Payson F. Swaffield	None
Andrew Szczurowski	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of EVC nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio (Sharpe Ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 23, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 23, 2019